UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2015 (June 11, 2015)

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Penn Plaza (4th Floor), New York, New York 10001

(Address of Principal Executive Offices, Including Zip Code)

(212) 246-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3
Item 5.07. Submission of Matters to a Vote of Security Holders.	3
Item 9.01. Financial Statements and Exhibits.	5
SIGNATURE	6
EXHIBIT INDEX	7

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 11, 2015, Town Sports International Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (the “Amended Stock Incentive Plan”). The Amended Stock Incentive Plan, among other things, increases the aggregate number of shares of the Company’s common stock issuable under the plan by 500,000 shares, from 3,000,000 shares to a total of 3,500,000 shares. The Board of Directors of the Company previously approved the Amended Stock Incentive Plan on April 2, 2015.

The material features of the Amended Stock Incentive Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on April 27, 2015 (the “Proxy Statement”) in the section entitled “Proposal Four — Approval of Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015),” which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above description of the Amended Stock Incentive Plan is qualified in its entirety by reference to the Amended Stock Incentive Plan filed herewith as Exhibit 10.1.

Also on June 11, 2015, the Company’s stockholders approved the Amended and Restated Town Sports International Holdings, Inc. 2006 Annual Performance Bonus Plan (2015 Amendment and Restatement) (the “Amended Bonus Plan”).

The material features of the Amended Bonus Plan are described in the Proxy Statement in the section entitled “Proposal Five — Approval of Amended and Restated Town Sports International Holdings, Inc. 2006 Annual Performance Bonus Plan (2015 Amendment and Restatement),” which description is filed herewith as Exhibit 99.2 and incorporated herein by reference. The above description of the Amended Bonus Plan is qualified in its entirety by reference to the Amended Bonus Plan filed herewith as Exhibit  10.2.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The Annual Meeting was held on June 11, 2015.

(b) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934; there was no solicitation in opposition to management’s nominees for directors listed in the Proxy Statement and all nominees listed below were elected. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors

The final results of the voting for seven Directors for an annual term are set forth below:

Martin J. Annese	For	16,065,321
	Withheld	510,928
	Broker non-votes	6,145,237
Jason M. Fish	For	16,039,307
	Withheld	536,942
	Broker non-votes	6,145,237
Thomas J. Galligan III	For	15,858,027
	Withheld	718,222
	Broker non-votes	6,145,237
Robert J. Giardina	For	15,867,061
	Withheld	709,188
	Broker non-votes	6,145,237
Mark A. McEachen	For	16,069,134
	Withheld	507,115
	Broker non-votes	6,145,237
Patrick Walsh	For	16,221,479
	Withheld	354,770
	Broker non-votes	6,145,237
L. Spencer Wells	For	16,065,124
	Withheld	511,125
	Broker non-votes	6,145,237

Proposal 2 — Ratification of the Appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified. The final results of the voting for this proposal are set forth below:

For	22,067,199
Against	389,916
Abstain	264,371
Broker Non-Votes	0

Proposal 3 — Advisory Vote on Executive Compensation: To approve, in a non-binding, advisory vote, the compensation paid to our named executive officers.

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. The final results of the voting for this proposal are set forth below:

For	15,397,400
Against	756,207
Abstain	422,642
Broker Non-Votes	6,145,237

Proposal 4 — Approval of Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015).

The stockholders approved the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015). The final results of the voting for this proposal are set forth below:

For	16,023,885
Against	269,078
Abstain	283,286
Broker Non-Votes	6,145,237

Proposal 5 — Approval of Amended and Restated Town Sports International Holdings, Inc. 2006 Annual Performance Bonus Plan (2015 Amendment and Restatement).

The stockholders approved the Amended and Restated Town Sports International Holdings, Inc. 2006 Annual Performance Bonus Plan (2015 Amendment and Restatement). The final results of the voting for this proposal are set forth below:

For	16,024,347
Against	267,770
Abstain	284,132
Broker Non-Votes	6,145,237

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (incorporated herein by reference to Appendix A of the Company’s definitive Proxy Statement on Schedule 14A filed on April 27, 2015).

10.2	Amended and Restated Town Sports International Holdings, Inc. 2006 Annual Performance Bonus Plan (2015 Amendment and Restatement) (incorporated herein by reference to Appendix B of the Company’s definitive Proxy Statement on Schedule 14A filed on April 27, 2015).

99.1	The section entitled “Proposal Four — Approval of Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015)” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 27, 2015).

99.2	The section entitled “Proposal Five — Approval of Amended and Restated Town Sports International Holdings, Inc. 2006 Annual Performance Bonus Plan (2015 Amendment and Restatement)” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 27, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: June 12, 2015	By:	/s/ David M. Kastin
David M. Kastin
Senior Vice President – General Counsel and Secretary

EXHIBIT INDEX

10.1	Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015) (incorporated herein by reference to Appendix A of the Company’s definitive Proxy Statement on Schedule 14A filed on April 27, 2015).

10.2	Amended and Restated Town Sports International Holdings, Inc. 2006 Annual Performance Bonus Plan (2015 Amendment and Restatement) (incorporated herein by reference to Appendix B of the Company’s definitive Proxy Statement on Schedule 14A filed on April 27, 2015).

99.1	The section entitled “Proposal Four — Approval of Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (as amended and restated effective April 2, 2015)” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 27, 2015).

99.2	The section entitled “Proposal Five — Approval of Amended and Restated Town Sports International Holdings, Inc. 2006 Annual Performance Bonus Plan (2015 Amendment and Restatement)” of the Company’s definitive Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 27, 2015).